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Scudder Variable Series I


o   Growth and Income Portfolio


Supplement to the currently effective prospectuses


Effective August 19, 2003, the following information replaces the disclosure for SVS I Growth and Income Portfolio in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the portfolio:


Gregory S. Adams                                Andrew Brudenell
CFA, Managing Director of Deutsche Asset        CFA, Vice President of Deutsche Asset
Management and Lead Portfolio Manager of the    Management and Portfolio Manager of
portfolio.                                      the portfolio.
  o Joined Deutsche Asset Management and the      o Joined Deutsche Asset Management in 1997
    portfolio in 1999.                              and the portfolio in 2003.
  o Over 16 years of investment industry          o Portfolio Manager for US Large Cap
    experience.                                     Core Equity: New York.
  o Previously managed Chase Vista Growth &       o MS, London School of Economics.
    Income Fund, Chase Vista Large Cap Equity
    Fund, Chase Vista Balanced Fund and other
    equity portfolios for Chase Asset
    Management.










               Please Retain This Supplement for Future Reference



August 19, 2003